Exhibit 99.3

Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

Index to the Pro Forma Combined Financial Statements

(Unaudited)

Contents	Page(s)

Pro Forma Combined Financial Statements	P-2

Pro Forma Combined Balance Sheet at June 30, 2012	P-3

Pro Forma Combined Statement of Operations for the Nine Months Ended June 30, 2012	P-5

Pro Forma Combined Statement of Operations for the Fiscal Year Ended September 30, 2011	P-7

Notes to the Pro Forma Combined Financial Statements	P-9

Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

As of and for the Nine Months Ended June 30, 2012

and

As of and for the Fiscal Year Ended September 30, 2011

Pro Forma Combined Financial Statements

(Unaudited)

On May 30, 2012, Wellness Center USA, Inc. (“WCUI” or the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the limited liability company interests in CNS-Wellness Florida, LLC (“CNS”), a Tampa, Florida-based cognitive neuroscience company specializing in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems.

On August 2, 2012, the Company consummated the Exchange Agreement and acquired all of the issued and outstanding limited liability company interests in CNS for and in consideration of the issuance of 7.3 million shares of the Company’s common stock pursuant to the Exchange Agreement.   The 7.3 million common shares issued in connection with the share exchange represent 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement.  CNS is now operated as a wholly-owned subsidiary of the Company.

The merger between the Company and CNS has been accounted for as a business acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  In connection with the acquisition, the Company acquired 100% of the membership interest of the CNS by issuing 7.3 million shares of the Company’s common stock representing 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement. As a result of the consummation of the Share Issuance, CNS became a wholly owned subsidiary of the Company; and the managers of CNS were appointed as the Officers and Directors of the Company.

The accompanying pro forma combined balance sheet as of June 30, 2012 and the pro forma combined statements of operations for the nine  months ended June 30, 2012 and for the fiscal year ended September 30, 2011 are based on the historical financial statements of the Company and CNS after giving effect to WCUI’s acquisition of CNS using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of September 30, 2011 for the balance sheet, and October 1, 2010 for statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements have been prepared by management for illustrative purposes only and are not necessarily indicative of the combined financial position or combined results of operations in future periods or the results that actually would have been realized had the Company and CNS been a combined company during the specified periods.  The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document and assumptions that management believes are reasonable.  The pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the Company’s  historical financial statements included in its Annual Report on Form 10-K for the fiscal year ended September 30, 2011 as filed with United States Securities and Exchange Commission (“SEC”) on December 13, 2011 and in its Quarterly Report on Form 10-Q for the interim period ended June  30, 2012 as filed with SEC on August 20, 2012 and CNS’s historical financial statements included in this Amendment No. 1 to the Current Report on Form 8-K/A for the fiscal year ended September 30, 2011 and for the interim period ended June  30, 2012 as Exhibits in this Current Report.

Wellness Center USA, Inc.
Pro Forma Combined Balance Sheet
June 30, 2012
(Unaudited)

	Historical			Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC		Adjustments	Combined

ASSETS
CURRENT ASSETS:
Cash	$37,048	$8,798		$-	$45,846
Accounts receivable	-	-		-	-
Inventories	-	-		-	-
Prepayments and other current assets	-	-		-	-

Total current assets	37,048	8,798		-	45,846

INVESTMENT	-			-	-

PROPERTY AND EQUIPMENT
Property and equipment	1,792	44,929		-	46,721
Accumulated depreciation	(597)	(26,470)		-	(27,067)

Property and equipment, net	1,195	18,459		-	19,654

WEBSITE DEVELOPMENT COST
Website development cost	17,809	-		-	17,809
Accumulated amortization	(1,402)	-		-	(1,402)

Website development cost, net	16,407	-		-	16,407

TRADE MARK
Trade mark	-	-	(1)	110,000	110,000
Accumulated amortization	-	-	(2)	(12,222)	(12,222)

Trade mark, net	-	-		97,778	97,778

PURCHASED TECHNOLOGY
Purchased technology	-	-	(1)	325,000	325,000
Accumulated amortization	-	-	(3)	(16,250)	(16,250)

Purchased technology, net	-	-		308,750	308,750

NON-COMPETE AGREEMENTS
Non-compete agreements	-	-	(1)	120,000	120,000
Accumulated amortization	-	-	(4)	(40,000)	(40,000)

Non-compete agreements, net	-	-		80,000	80,000

OTHER ASSETS
Goodwill	-	-	(1)	2,545,000	2,545,000
Security deposit	-	36,939		-	36,939

Total other assets	-	36,939		2,545,000	2,581,939

Total Assets	$54,650	$64,196		$3,031,528	$3,150,374

Wellness Center USA, Inc.
Pro Forma Combined Balance Sheet
June 30, 2012
(Unaudited)
(Continued)

	Historical			Pro Forma
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC		Adjustments	Combined

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES:
Accounts payable	$180	$30,424		$-	$30,604
Accrued interest - related party	-	3,516		-	3,516
Credit card payable	-	66,855		-	66,855
Current portion of deferred rent	-	11,363		-	11,363
Payroll liabilities	-	3,057		-	3,057
Note payable - related parties	-	37,139		-	37,139
Advances from related parties	36,375	197,608		-	233,983
Accrued expenses and other current liabilities	650	-		-	650

Total current liabilities	37,205	349,962		-	387,167

NON-CURRENT LIABILITIES
Non-current liabilities	-	32,203		-	32,203

Total non-current liabilities	-	32,203		-	32,203

Total liabilities	37,205	382,165		-	419,370

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY (DEFICIT):
Common stock: $0.001 par value; 74,000,000 shares authorized; 15,367,273 shares issued and outstanding 22,667,273 shares issued and outstanding - Pro Forma

	15,367	-	(1)	7,300	22,667
Additional paid-in capital	291,037		(1)	2,774,731	3,065,768
Members' capital	-	(51,092)	(1)	51,092	-
Accumulated deficit	(288,959)	(266,877)	(1)	266,877	(357,431)
	-	-	(2)(3)(4)	(68,472)	-
Accumulated other comprehensive income:

Total Stockholders' Equity (Deficit)	17,445	(317,969)		3,031,528	2,731,004

Total Liabilities and Stockholders' Equity (Deficit)	$54,650	$64,196		$3,031,528	$3,150,374

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fiar value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fiar value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fiar value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.
Pro Forma Combined Statement of Operations
For the Nine Months Ended June 30, 2012
(Unaudited)

	Historical
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC
	For the Nine Months	For the Nine Months		Pro Forma
	Ended	Ended
	June 30, 2012	June 30, 2012		Adjustments	Combined

NET REVENUES	$1,187	$223,540		$-	$224,727

COST OF SALES	837	-		-	837
Inventory obsolescence adjustments	-	-		-	-

GROSS PROFIT	350	223,540		-	223,890

OPERATING EXPENSES:
Adverting & promotion	-	13,526		-	13,526
Amortization	-	-	(2)(3)(4)	51,354	51,354
Consulting fees	22,066	-		-	22,066
Payroll expenses and contract labor	-	99,275		-	99,275
Payroll expenses - officers	-	10,000		-	10,000
Professional fee	59,181	-		-	59,181
Rent expenses	18,912	101,213		-	120,125
General and administrative	36,924	73,670		-	110,594

Total Operating Expenses	137,083	297,684		51,354	486,121

LOSS FROM OPERATIONS	(136,733)	(74,144)		(51,354)	(262,231)

OTHER (INCOME) EXPENSE:
Interest expense - related party	-	1,394		-	1,394
Other (income) expense	-	6,983		-	6,983

Other (income) expense, net	-	8,377		-	8,377

LOSS BEFORE INCOME TAXES
AND NONCONTROLLING INTEREST	(136,733)	(82,521)		(51,354)	(270,608)

INCOME TAX PROVISION	-	-		-	-

LOSS BEFORE NONCONTROLLING INTEREST	(136,733)	(82,521)		(51,354)	(270,608)

NONCONTROLLING INTEREST	-	-		-	-

LOSS FROM CONTINUING OPERATIONS	(136,733)	-		(51,354)	(270,608)

LOSS FROM DISCONTINUED OPERATIONS, net of tax	-	-		-	-
LOSS ON SALES OF DISCONTINUED OPERATIONS, net of tax	-	-		-	-

NET LOSS	$(136,733)	$(82,521)		$(51,354)	$(270,608)

Wellness Center USA, Inc.
Pro Forma Combined Statement of Operations
For the Nine Months Ended June 30, 2012
(Unaudited)
(Continued)

	Historical
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC
	For the Nine Months	For the Nine Months		Pro Forma
	Ended	Ended
	June 30, 2012	June 30, 2012		Adjustments	Combined

OTHER COMPREHENSIVE INCOME:
Foreign currency translation gain (loss)	-	-		-	-

COMPREHENSIVE INCOME (LOSS)	$(136,733)			$(51,354)	$(270,608)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)			$(0.01)	$(0.01)
Continuing operations	$(0.01)		$		$(0.01)
Net income (loss)	$(0.01)		$		$(0.01)

Weighted average common shares outstanding - basic and diluted	15,122,726		(1)	7,300,000	22,422,726

LOSS PER COMMON SHARE - DILUTED:	$(0.01)			$(0.01)	$(0.01)
Continuing operations	$(0.01)			$(0.01)	$(0.01)
Net income (loss)	$(0.01)		$		$(0.01)

Weighted average number of common shares outstanding - diluted (1)	15,122,726			7,300,000	22,422,726

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fiar value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fiar value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fiar value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Fiscal Year Ended September 30, 2011
(Unaudited)

	Historical
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC
	For the Fiscal Year	For the Fiscal Year
	Ended	Ended		Pro Forma
	September 30, 2011	September 30, 2011		Adjustments	Combined

NET REVENUES	$312	$277,670		$-	$277,982

COST OF SALES	314	-		-	314
Inventory obsolescence adjustments	-	-		-	-

GROSS PROFIT	(2)	277,670		-	277,668

OPERATING EXPENSES:
Adverting & promotion	-	99,829		-	99,829
Amortization	-	-	(2)(3)(4)	68,472	68,472
Consulting fees	13,913	-		-	13,913
Payroll expenses and contract labor	-	198,804		-	198,804
Payroll expenses - officers	-	-		-	-
Professional fee	59,335	-		-	59,335
Rent expenses	21,489	114,448		-	135,937
General and administrative	14,447	109,401		-	123,848

Total Operating Expenses	109,184	522,482		68,472	700,138

LOSS FROM OPERATIONS	(109,186)	(244,812)		(68,472)	(422,470)

OTHER (INCOME) EXPENSE:
Interest expense - related party	-	1,857		-	1,857
Other (income) expense	-	7,948		-	7,948

Other (income) expense, net	-	9,805		-	9,805

LOSS BEFORE INCOME TAXES AND NONCONTROLLING INTEREST
	(109,186)	(254,617)		(68,472)	(432,275)

INCOME TAX PROVISION	-	-		-	-

LOSS BEFORE NONCONTROLLING INTEREST	(109,186)	(254,617)		(68,472)	(432,275)

NONCONTROLLING INTEREST	-	-		-	-

LOSS FROM CONTINUING OPERATIONS	(109,186)	(254,617)		(68,472)	(432,275)

LOSS FROM DISCONTINUED OPERATIONS, net of tax	-	-		-	-
LOSS ON SALES OF DISCONTINUED OPERATIONS, net of tax	-	-		-	-

NET LOSS	(109,186)	(254,617)		(68,472)	(432,275)

Wellness Center USA, Inc.

Pro Forma Combined Statement of Operations
For the Fiscal Year Ended September 30, 2011
(Unaudited)
(Continued)

	Historical
	Wellness Center USA, Inc.	CNS Wellness Florida, LLC
	For the Fiscal Year	For the Fiscal Year
	Ended	Ended		Pro Forma
	September 30, 2011	September 30, 2011		Adjustments	Combined
OTHER COMPREHENSIVE INCOME:
Foreign currency translation gain (loss)	-	-		-	-

COMPREHENSIVE INCOME (LOSS)	$(109,186)	-		(68,472)	-

NET LOSS PER COMMON SHARE - BASIC AND DILUTED:	$(0.01)			$(0.01)	$(0.02)
Continuing operations	$(0.01)			$(0.01)	$(0.02)
Net income (loss)	$(0.01)			$(0.01)	$(0.02)

Weighted average common shares outstanding - basic and diluted	13,125,860		(1)	7,300,000	20,425,860

LOSS PER COMMON SHARE - DILUTED:	$(0.01)			$(0.01)	$(0.02)
Continuing operations	$(0.01)			$(0.01)	$(0.02)
Net income (loss)	$(0.01)			$(0.01)	$(0.02)

Weighted average number of common shares outstanding - diluted (1)	13,125,860			7,300,000	20,425,860

(1)

To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

(2)	To amortize the fiar value of trade mark over the estimated useful lives of nine (9) years.
(3)	To amortize the fiar value of purchased technology over the estimated useful lives of 20 years.
(4)	To amortize the fiar value of non-compete agreements over the estimated useful lives of three (3) years.

See accompanying notes to the pro forma combined financial statements.

Wellness Center USA, Inc.

and

CNS Wellness Florida, LLC

As of and for the nine months ended June 30, 2012

and

As of and for the fiscal year ended September 30, 2011

Notes to the Pro Forma Combined Financial Statements

(Unaudited)

NOTE 1

 - Basis of Pro Forma Presentation

On May 30, 2012, Wellness Center USA, Inc. (“WCUI” or the “Company”) entered into an Exchange Agreement (“Exchange Agreement”) to acquire all of the limited liability company interests in CNS-Wellness Florida, LLC (“CNS”), a Tampa, Florida-based cognitive neuroscience company specializing in the treatment of brain-based behavioral health disorders including developmental, emotional and stress-related problems.

On August 2, 2012, the Company consummated the Exchange Agreement and acquired all of the issued and outstanding limited liability company interests in CNS for and in consideration of the issuance of 7.3 million shares of the Company’s common stock pursuant to the Exchange Agreement.   The 7.3 million common shares issued in connection with the share exchange represent 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement.  CNS is now operated as a wholly-owned subsidiary of the Company.

The merger between the Company and CNS has been accounted for as a business acquisition under the purchase method of accounting in accordance with ASC Topic 805 “Business Combinations”.  In connection with the acquisition, the Company acquired 100% of the membership interest of the CNS by issuing 7.3 million shares of the Company’s common stock representing 32.2% of the 22,704,773 shares of issued and outstanding common stock of the Company as of the closing of the share exchange under the Exchange Agreement. As a result of the consummation of the Share Issuance, CNS became a wholly owned subsidiary of the Company; and the managers of CNS were appointed as the Officers and Directors of the Company.

The accompanying pro forma combined balance sheet as of June 30, 2012 and the pro forma combined statements of operations for the nine  months ended June 30, 2012 and for the fiscal year ended September 30, 2011 are based on the historical financial statements of the Company and CNS after giving effect to WCUI’s acquisition of CNS using the purchase method of accounting and applying the assumptions and adjustments described in the accompanying notes to the pro forma combined financial statements as if such acquisition had occurred as of September 30, 2011 for the balance sheet, and October 1, 2010 for statements of operations for pro forma financial statements purposes.

The pro forma combined financial statements do not purport to represent what the results of operations or financial position of the Company would actually have been if the merger had in fact occurred on October 1, 2010, nor do they purport to project the results of operations or financial position of the Company for any future period or as of any date, respectively.

These pro forma combined financial statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between WCUI and CNS since such amounts, if any, are not presently determinable.

NOTE 2

 - Pro Forma Adjustments

The accompanying pro forma combined financial statements reflect the following pro forma adjustments:

1) To reflect issuance of 7,300,000 shares of WCUI's common stock to the members of CNS for the acquisition of all of the issued and outstanding limited liability company interests in CNS upon acquisition of CNS.

Common stock: $0.001 par value	(7,300)

Additional paid-in capital	(2,774,731)

Members' capital	(51,092)

Accumulated deficit	(266,877)

Trade mark	110,000

Purchased unpatented technology	325,000

Non-compete agreements	120,000

Goodwill	2,545,000

2) To amortize trade mark over the estimated useful lives of nine (9) years.

Amortization	12,222

Accumulated amortization	(12,222)

3) To amortize purchased technology over the estimated useful lives of 20 years..

Amortization	16,250

Accumulated amortization	(16,250)

4) To amortize non-compete agreements over the estimated useful lives of three (3) years..

Amortization	40,000

Accumulated amortization	(40,000)